UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)

                               September 17, 2007

                           PERMANENT MASTER ISSUER PLC
           (Exact name of issuing entity as specified in its charter)

                        PERMANENT FUNDING (NO. 2) LIMITED
              (Exact name of depositor as specified in its charter)

                              BANK OF SCOTLAND PLC
               (Exact name of sponsor as specified in its charter)

England and Wales                   333-137495-01                      N/A

(State or other                     (Commission                   (IRS Employer
 jurisdiction                        File Number)                    ID Number)
 of incorporation)

35 Great St. Helen's, London, United Kingdom                           EC3A 6AP
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including area code:          +44 (0)20 7398 6300


                                    No Change

          (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

       [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K originally filed by Permanent Master Issuer plc (the "Company") on September 19, 2007 (the "Original Filing"). The Company is filing this Current Report on Form 8-K/A to correct the name of the sponsor on the cover page. Except as described above, no other changes have been made to the Original Filing.

Item 6.02 Change of Servicer or Trustee

As a result of the reorganisation (which is detailed in item 8.01 below), the liabilities of Halifax plc (HALIFAX) as servicer, cash manager and issuing entity cash manager will be transferred to Bank of Scotland plc (the BANK) and the servicing agreement, the cash management agreement and the issuing entity cash management agreement will be construed and have effect as if the Bank had been a party thereto instead of Halifax and as if for any reference (however worded and whether express or implied) to Halifax there were substituted a reference to the Bank.


Item 6.03 Change in Credit Enhancement or Other External Support

As a result of the reorganisation, the liabilities of Halifax as Funding 2 swap provider will be transferred to the Bank and the Funding 2 swap agreement will be construed and have effect as if the Bank had been a party thereto instead of Halifax and as if for any reference (however worded and whether express or implied) to Halifax there were substituted a reference to the Bank.

The Bank is primarily engaged in providing financial services to customers through the broadest distribution base of any UK retail bank, ranging from branches to direct mail, telephone and internet banking. Its range of multi-branded products includes personal and business banking, savings and long-term investments, mortgages, personal loans and credit cards. The Bank is the United Kingdom's leading provider of mortgages through various brands, including Halifax. It is also the United Kingdom's largest liquid savings provider.


Item 8.01 Other Events

Pursuant to the HBOS Group Reorganisation Act 2006 and with effect from September 17, 2007, The Governor and Company of the Bank of Scotland was registered as a public company under the Companies Act 1985 and changed its name to Bank of Scotland plc and the business and all property and liabilities of Halifax were transferred to the Bank.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERMANENT FUNDING (NO. 2) LIMITED,
                                          as Depositor


                                        By: /s/ David Balai
                                            ------------------
                                            Name: David Balai
                                            Title:   Director




Dated:  September 27, 2007